FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT (Short Term Facility)

                    This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (Short Term Facility) (this "Amendment") is dated as of August 16, 2002 and entered into by and among Computer Sciences Corporation, a Nevada corporation (the "Company"), as Borrower, the financial institutions (the "Lenders") listed on the signature pages hereof, and Citicorp USA, Inc. ("CUSA"), as administrative agent (the "Agent") for the Lenders, and is made with reference to that certain Second Amended and Restated Credit Agreement (Short Term Facility) dated as of August 16, 2001 (the "Existing Credit Agreement"), by and among the Company, the lenders listed on the signature pages thereof, and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement.

RECITALS

                    WHEREAS, the Company, the Agent and the Lenders desire to amend the Existing Credit Agreement (a) to extend the Commitment Termination Date, as previously extended to August 16, 2002, for an additional period terminating on August 15, 2003 (b) to increase the aggregate amount of the Commitments, as permitted in Section 2.18 of the Existing Credit Agreement by $33,500,000 so that the aggregate amount of the Commitments is $350,000,000, and (c) to modify certain other provisions.

                    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE EXISTING CREDIT AGREEMENT

1.1	Amendments to Article I: Definitions and Accounting Terms

A. Section 1.01 of the Existing Credit Agreement is hereby amended by deleting, in the definition of "Commitment Termination Date," the date "August 17, 2001" and substituting in lieu thereof the date "August 15, 2003."

B. Section 1.01 of the Existing Credit Agreement is hereby further amended by adding in the definition of "Daily Margin," the following at the end of such definition:

            "Notwithstanding anything to the contrary set forth in this definition, if the Term Loans are made, the Daily Margin for all Advances comprising the Term Loans shall be the rate per annum for the applicable Level in the third column above (Daily Margin when Utilization Ratio is greater than 0.65:1.00) plus 0.25%."

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1.2	Amendments to Schedules

A. Schedule I to the Existing Credit Agreement is hereby amended by deleting said Schedule I in its entirety and substituting in place thereof a new Schedule I in the form of Annex I to this Amendment.

B. Schedule III to the Existing Credit Agreement is hereby amended by deleting said Schedule III in its entirety and substituting in place thereof a new Schedule III in the form of Annex II to this Amendment.

Section 2. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective upon receipt by the Agent of all of the following , in form and substance satisfactory to the Agent and the Lenders (the date of satisfaction of such condition being referred to herein as the "First Amendment Effective Date"):

A. Documents. On or before the First Amendment Effective Date,

Company shall deliver to the Lenders (or to Agent for the Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel a certificate of a Secretary or an Assistant Secretary of the Company, dated the First Amendment Effective Date, certifying (a) the correctness and completeness of the copies of the Company's Certificate of Incorporation and Bylaws previously delivered to the Agent, (b) the names and true signatures of the officers of the Company authorized to sign this Amendment and the other documents to be delivered by the Company hereunder, and (c) the correctness and completeness of the copies of the resolutions of the Board of Directors of the Company previously delivered to the Agent.

B. Execution of Amendment. This Amendment executed by each party hereto.

C. Legal Opinion. A favorable opinion of Hayward D. Fisk, Esq., General
Counsel of the Company, substantially in the form of Exhibit 1 hereto.

D. Absence of Indebtedness; Payment of Fees. Evidence satisfactory to the Agent of (i) the absence of any indebtedness of the Company under the Existing Credit Agreement (including borrowings and accrued interest) and (ii) the payment of fees payable, if any, by the Company under the Existing Credit Agreement.

Section 3. THE COMPANY'S REPRESENTATIONS AND WARRANTIES

In order to induce the Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement as described herein, the Company represents and warrants to the Agent and each Lender that the following statements are true, correct and complete on and as of the First Amendment Effective Date:

A. Due Authorization, etc. The execution, delivery and performance by the
Company of this Amendment and the Existing Agreement, as amended by this Amendment

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(the "Amended Agreement"), are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Company's certificate of incorporation or bylaws or (ii) law or any material contractual restriction binding on or affecting the Company.

B. Governmental Consent. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Amendment or the Amended Agreement.

C. Validity. This Amendment has been duly executed and delivered by the

Company, and each of this Amendment and the Amended Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors' rights generally and to the application of general principles of equity.

D. Incorporation of Representations and Warranties From the Existing

Credit Agreement. The representations and warranties contained in Section 4.01 of the Existing Credit Agreement are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

E. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4. MISCELLANEOUS

A. Effect of this Amendment. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Amended Agreement.

B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

D. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts

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together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Company, the Lenders, and the Agent and receipt by the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[Remainder of page intentionally left blank.]

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                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPUTER SCIENCES CORPORATION, a Nevada corporation

By /s/ Leon J. Level
Name: Leon J. Level
Title: Vice President and Chief Financial Officer

CITICORP USA, INC. (As Agent and a Lender)

By /s/ William Timmons
Name: William Timmons
Title: Vice President

MELLON BANK N.A. (As a Lender)

By /s/ Lawrence C. Ivey
Name: Lawrence C. Ivey
Title: First Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION formerly known as FIRST UNION NATIONAL BANK (As a Lender)

By /s/ Anne L. Sayles
Name: Anne L. Sayles
Title: Director

THE BANK OF NOVA SCOTIA (As a Lender)

By /s/ Ed Kofman
Name: Ed Kofman
Title: Director

THE BANK OF NEW YORK (As a Lender)

By /s/ Mehrasa Raygani
Name: Mehrasa Raygani
Title: Vice President

WELLS FARGO BANK, N.A. (As a Lender)

By /s/ Lucy Nixon
Name: Lucy Nixon
Title: Vice President

THE ROYAL BANK OF SCOTLAND, Plc (As a Lender)

By /s/ Julian Dakin
Name: Julian Dakin
Title: Senior Vice President

STANDARD CHARTERED BANK (As a Lender)

By /s/ Frieda Youlios
Name: Frieda Youlios
Title: Vice President

By /s/ Robert Reddington
Name: Robert Reddington
Title: AVP/Credit Documentation

JPMORGAN CHASE BANK (As a Lender)

By /s/ William P. Rindfuss
Name: William P. Rindfuss
Title: Vice President

THE NORTHERN TRUST COMPANY (As a Lender)

By /s/ Eric Dybing
Name: Eric Dybing
Title: Second Vice President

DANSKE BANK A/S

By /s/ Michael K. Crawford
Name: Michael K. Crawford
Title: Vice President

By /s/ John A. O'Neill
Name: John A. O'Neill
Title: Assistant General Manager

SUMITOMO MITSUI BANKING CORPORATION (As a Lender)

By /s/ Azar Shakeri
Name: Azar Shakeri
Title: Vice President and Manager

BANCA NAZIONALE DEL LAVORO S.p.A. (As a Lender)

By /s/ Juan J. Cortes
Name: Juan J. Cortes
Title: Vice President

By /s/ Leonardo Valentini
Name: Leonardo Valentini
Title: First Vice President

The undersigned hereby agrees to be party to the Second Amended and Restated Credit Agreement dated as of August 16, 2001, as amended by this Amendment.

BANK OF TOKYO-MITSUBISHI, LTD. Portland Branch (As a Lender)

By /s/ Junji Ban
Name: Junji Ban
Title: General Manager

The undersigned hereby agrees to be party to the Second Amended and Restated Credit Agreement dated as of August 16, 2001, as amended by this Amendment.

KEY CORPORATE CAPITAL, INC. (As a Lender)

By /s/ Robert W. Boswell
Name: Robert W. Boswell
Title: Vice President

Computer Sciences Corporation

The Lenders party to the Second Amended and Restated Credit Agreement (Short Term Facility) dated as of August 16, 2002 among Computer Sciences Corporation, the Lenders party thereto, and Citicorp USA, Inc. as Administrative Agent and Salomon Smith Barney Inc. as Arranger, August 5, 2002.

DANSKE BANK A/S

By /s/ Michael K. Crawford
Name: Michael K. Crawford
Title: Vice President

By /s/ John A. O'Neill
Name: John A. O'Neill
Title: Assistant General Manager

The undersigned hereby agrees to be party to the Second Amended and Restated Credit Agreement dated as of August 16, 2001, as amended by this Amendment.

U.S. BANK, N.A. (As a Lender)

By /s/ David W. Johnson
Name: David W. Johnson
Title: Corporate Banking Office

ANNEX I
SCHEDULE I
APPLICABLE LENDING OFFICES

Bank	Domestic Lending Office	Eurodollar Lending Office

Citicorp USA, Inc.	Citicorp USA, Inc. Citibank Agency Services 2 Penns Way, Suite 200 New Castle, DE 19720 Attention: Janet Wallace Telephone No: (302) 894-6029 Facsimile No: (302) 894-6120	Citicorp USA, Inc. Citibank Agency Services 2 Penns Way, Suite 200 New Castle, DE 19720 Attention: Janet Wallace Telephone No: (302) 894-6029 Facsimile No.: (302) 894-6120

The Chase Manhattan Bank	The Chase Manhattan Bank 270 Park Avenue New York, NY 10017 Attention: John Kowalczuk Telephone No.: (212) 270-6782 Facsimile No.: (212) 270-4584	The Chase Manhattan Bank 1 Chase Manhattan Plaza 8th Floor, New York NY 10081 Attention: Elaine Augustine Telephone No.: (212) 552-7489 Facsimile No.: (212) 552-5700

Mellon Bank, N.A.	Mellon Bank, N.A. Three Mellon Center, Room 1203 Pittsburgh, PA 15259 Attention: Loan Administration Telephone No.: (412) 234-7365 Facsimile No.: (412) 209-6122	Mellon Bank, N.A. Three Mellon Center, Room 1203 Pittsburgh, PA 15259 Attention: Loan Administration Telephone No.: (412) 234-7365 Facsimile No.: (412) 209-6122

The Bank of New York	The Bank of New York One Wall Street, 2nd Floor New York, NY 10005 Attention: Dawn Hertling Telephone No.: (212) 635-6742 Facsimile No.: (212) 635-6933	The Bank of New York One Wall Street, 2nd Floor New York, NY 10005 Attention: Dawn Hertling Telephone No.: (212) 635-6742 Facsimile No.: (212) 635-6933

Danske Bank A/S, Cayman Islands Branch	Danske Bank, Cayman Islands Branch 299 Park Avenue 14th Floor New York, NY 10171-1499 Attention: Michael K. Crawford Telephone No.: (212) 984-8455 Facsimile No.: (212) 984-9567	Danske Bank, Cayman Islands Branch 299 Park Avenue 14th Floor New York, NY 10171-1499 Attention: Michael K. Crawford Telephone No.: (212) 984-8455 Facsimile No.: (212) 984-9567

Key Corporate Capital, Inc.	Key Corporate Capital, Inc. 601 108th Avenue NE 5th Floor PO Box 90027 Bellevue, WA 98009 Attention: Robert Boswell Telephone No.: (425) 709-4580 Facsimile No.: (425) 709-4587	Key Corporate Capital, Inc. 601 108th Avenue NE 5th Floor PO Box 90027 Bellevue, WA 98009 Attention: Robert Boswell Telephone No.: (425) 709-4580 Facsimile No.: (425) 709-4587

The Bank of Nova Scotia	The Bank of Nova Scotia 580 California Street San Francisco, CA 94104 Attention: Ed Koffman Telephone No.: (415) 986-1100 Facsimile No.: (415) 397-0791	The Bank of Nova Scotia 580 California Street San Francisco, CA 94104 Attention: Ed Koffman Telephone No.: (415) 986-1100 Facsimile No.: (415) 397-0791

U.S. Bank, N.A.	U.S. Bank National Association 555 S.W. Oak Street 4th Floor Mail Code PD-OR-P4CB Portland, OR 97204 Attention: Douglas A Rich Telephone No.: (503) 275-6738 Facsimile No.: (503) 275-5428	U.S. Bank National Association 555 S.W. Oak Street 4th Floor Mail Code PD-OR-P4CB Portland, OR 97204 Attention: Douglas A Rich Telephone No.: (503) 275-6738 Facsimile No.: (503) 275-5428

Wells Fargo Bank	Wells Fargo Bank 707 Wilshire Boulevard, 16th Floor MAC 2818-165 Los Angeles, CA 90017 Attention: Catherine Wallace Telephone No.: (213) 614-4763 Facsimile No.: (213) 614-2569	Wells Fargo Bank 707 Wilshire Boulevard, 16th Floor MAC 2818-165 Los Angeles, CA 90017 Attention: Catherine Wallace Telephone No.: (213) 614-4763 Facsimile No.: (213) 614-2569

First Union National Bank	First Union National Bank 301 S. College St. Mail Code: NC1183 Charlotte, NC 28288 Attention: Todd Tucker Telephone No.: (704) 383-0905 Facsimile No.: (704) 383-7999	First Union National Bank 301 S. College St. Mail Code: NC1183 Charlotte, NC 28288 Attention: Todd Tucker Telephone No.: (704) 383-0905 Facsimile No.: (704) 383-7999

Northern Trust Company	Northern Trust Company 50 S. LaSalle Chicago, IL 60675 Attention: Nicole Boehm Facsimile No.: (312) 630-6062	Northern Trust Company 50 S. LaSalle Chicago, IL 60675 Attention: Nicole Boehm Facsimile No.: (312) 630-6062

The Royal Bank of Scotland Plc	The Royal Bank of Scotland Plc 65 East 55th Street, 24th Floor New York, NY 10022 Attention: Sheila Shaw, Commercial Loans Telephone No.: (212) 401-1406/1424 Facsimile No.: (212) 401-1494	The Royal Bank of Scotland Plc c/o 65 East 55th Street, 24th Floor New York, NY 10022 Attention: Sheila Shaw, Commercial Loans Telephone No.: (212) 401-1406/1424 Facsimile No.: (212) 401-1494

Banca Nazionale del Lavoro	Banca Nazionale del Lavoro S.p.A. New York Branch 25 W. 51st St. New York, NY 10019 Attention: Giulio Giovine Telephone No. (212) 314-0239 Facsimile: (212) 765-2978	Banca Nazionale del Lavoro S.p.A. New York Branch 25 W. 51st St. New York, NY 10019 Attention: Giulio Giovine Telephone No.: (212) 314-0239 Facsimile No.: (212) 765-2978

The Bank of Tokyo-Mitsubishi, Ltd.

The Bank of Tokyo-Mitsubishi, Ltd. Portland Branch
2300 Pacwest Center
1211 S.W. 5th Avenue
Portland, OR 97204
Attention: Penny Crisman or Christine Fountain
Telephone No.: (503) 227-2375
Facsimile No.: (503) 227-5372

The Bank of Tokyo-Mitsubishi, Ltd. Portland Branch
2300 Pacwest Center
1211 S.W. 5th Avenue
Portland, OR 97204
Attention: Penny Crisman or Christine Fountain
Telephone No.: (503) 227-2375
Facsimile No.: (503) 227-5372

Standard Chartered Bank	Standard Chartered Bank 7 World Trade Center New York, NY 10048 Attention: Larry Fitzgerald Telephone No.: (212) 667-0107 Facsimile No.: (212) 667-0568	Standard Chartered Bank 7 World Trade Center New York, NY 10048 Attention: Larry Fitzgerald Telephone No.: (212) 667-0107 Facsimile No.: (212) 667-0568

Sumitomo Mitsui Banking Corporation	Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: John Wichrowski or Claire Kowalski Telephone No.: (212) 224-4336 or (212) 224-4312 Fax No.: 212-224-5197	Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: John Wichrowski or Claire Kowalski Telephone No.:(212) 224-4336 or (212) 224-4312 Fax No.: 212-224-5197

ANNEX II
SCHEDULE III

LENDER'S COMMITMENTS

Lender	Commitment
Citicorp USA, Inc.	$39,750,000
The Chase Manhattan Bank	$33,750,000
Mellon Bank N.A.	$28,750,000
The Bank of New York	$28,750,000
Danske Bank A/S, Cayman Islands Branch	$25,000,000
Key Corporate Capital, Inc.	$25,000,000
The Bank of Nova Scotia	$25,000,000
U.S. Bank, N.A.	$25,000,000
Wells Fargo Bank	$24,000,000
First Union National Bank	$21,250,000
Northern Trust Company	$15,000,000
The Royal Bank of Scotland Plc	$11,750,000
Banco Nationale del Lavoro	$11,750,000
The Bank of Tokyo-Mitsubishi, Ltd.	$11,750,000
Standard Chartered Bank	$11,750,000
Sumitomo Mitsui Banking Corporation	$11,750,000
Total Commitments:	$350,000,000